             Exhibit 24.01

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

        I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

                            /s/ Michael L. Corbat
                            (Signature) Michael L. Corbat

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

                            /s/ Ellen M. Costello
                            (Signature) Ellen M. Costello

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

/s/ Grace E. Dailey
                                (Signature) Grace E. Dailey

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

/s/ Barbara J. Desoer
                            (Signature) Barbara J. Desoer

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

/s/ John C. Dugan
                            (Signature) John C. Dugan

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

/s/ Jane Fraser
                            (Signature) Jane Fraser

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

/s/ Duncan P. Hennes
                            (Signature) Duncan P. Hennes

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

/s/ Peter B. Henry                                                                                      (Signature) Peter B. Henry

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

/s/ S. Leslie Ireland
                                (Signature) S. Leslie Ireland

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

/s/ Lew W. Jacobs IV
                         (Signature) Lew W. Jacobs IV

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

/s/ Renée J. James
                            (Signature) Renée J. James

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

                            /s/ Gary M. Reiner
                            (Signature) Gary M. Reiner

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

                            /s/ Diana L. Taylor
                            (Signature) Diana L. Taylor

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

                            /s/ James S. Turley
                            (Signature) James S. Turley

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

                            /s/ Deborah C. Wright
                            (Signature) Deborah C. Wright

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

                            /s/ Alexander Wynaendts
                            (Signature) Alexander Wynaendts

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, Mark A. L. Mason and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2020, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the U.S. Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 17th day of February, 2021.

                            /s/ Ernesto Zedillo Ponce de Leon
                            (Signature) Ernesto Zedillo Ponce de Leon